AUGUST 2020 A PORTFOLIO OF POWERFUL COMPANIES SHAREHOLDERS MEETING UPDATE NASDAQ: AIRT

Statements made today that should be considered in conjunction with the cautionary statements contained in the company’s recent SEC filings. Forward-looking statements are subject to the various risks and uncertainties that could cause Air T’s actual results to differ materially from these statements. Air T assumes no obligation to update any of these forward-looking statements or information. Please see our filings with the SEC including our last annual report on Form 10-K for a discussion of specific risks that may affect our performance and financial condition. FORWARD-LOOKING STATEMENTS 2

WHO WE ARE ■ AIR T, INC. (NASDAQ: AIRT) is an industrious American company focused on generating after tax cash flow per share. ■ Founded in 1980, our businesses have a history of growth and cash flow generation. EXECUTIVE ■ Current management has been in place since 2013. The first and second largest shareholders have seats on the Board of Directors. SUMMARY OPERATING HIGHLIGHTS ■ AIR T, INC. operates 10 companies with 400+ employees. ■ In the six full years current management has operated the business, Revenues and Operating Income have increased 19% and 7% per annum, respectively. ■ For fiscal year end 2020, Revenues were $236.8 million and Operating Income was $7.3 million. ■ Since 9/30/13, shares outstanding have declined from 3.7m* to 2.9m or 22.7%. 3 *Adjusted for 3/2 stock split

1. About AIR T, INC. 2. FY20 Performance CONTENTS 3. Our Growth Factors 4. Appendix - Risk Factors 4

ABOUT AIR T, INC. 5

We are an industrious American company established 40 years and growing. ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long-term. ■ Management has purchased a significant % of AIRT common stock in the open market, demonstrating real alignment with all common shareholders. ■ AIRT’s management team has a track record of successfully allocating capital. 6

“Investor-Operator Partnership” is designed to drive short and long-term value creation. “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick NICK SWENSON CHAIRMAN & CEO 7

FY20 Results AIR T, INC. FY20 Results FY20 FY19 % Revenue $236.8M $215.5M +9.9% Operating $7.3M $9.3M (21.9%) Income ■ FY20 saw revenue growth across all 3 major segments with the strongest growth seen in our Ground Equipment segment. ■ FY20 operating income was down $2.0M vs. FY19 driven by lower profitability in our Commercial Jet Engines and Air Cargo segment, offset by strong growth in our Ground Equipment segment. 8

$237M $7.3M 3 10 400+ FY20 REVENUE FY20 OPERATING INCOME CORE SEGMENTS COMPANIES EMPLOYEES COMMERCIAL AIRCRAFT & ENGINES AVIATION GROUND SUPPORT OVERNIGHT AIR CARGO EQUIPMENT 9

SEGMENT 1

Commercial Aircraft & Engines

- We buy aircraft and engines, then either lease, trade, or send them to part out.
- We supply parts to maintenance, repair and overhaul facilities (MRO).
- Companies in this segment include Contrail Aviation Support, JetYard, AirCo, and Worthington Aviation.





Revenue, FY20	$104.6M
Revenue, FY19	$100.1M
Operating Income*, FY20	$8.0M
Operating Income*, FY19	$11.6M

*Operating income excludes intercompany eliminations

A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities and raising investment capital.

AIRTINC A PORTFOLIO OF POWERFUL COMPANIES

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SEGMENT 2 Overnight Air Cargo ■ We operate two of the seven FedEx feeder airlines. ■ Business units Mountain Air Cargo and CSA Air have a 39 year history with FedEx. Revenue, FY20 $75.3M Revenue, FY19 $73.0M Operating Income*, FY20 $0.7M Operating Income*, FY19 $1.9M Air T Companies Since 1982, 1983 *Operating income excludes intercompany eliminations An asset-light, predictable business. 11

SEGMENT 3 Aviation Ground Support Equipment ■ We manufacture deicing equipment, scissor lift trucks and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 18 years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. Revenue, FY20 $59.2M Revenue, FY19 $47.2M Operating Income*, FY20 $7.3M Operating Income*, FY19 $3.4M Air T Company Since 1998 *Operating income excludes intercompany eliminations Segment’s order backlog was $51.5 million as of 3/31/20 compared to $26.1 million 3/31/19 12

COVID-19 UPDATE ■ Each of our business segments have been impacted by COVID- 19 and have seen significant revenue declines in April and May of 2020 versus last year: ✓ Commercial Jet Engines and Parts down 67% ✓ Overnight Air Cargo down 14% ✓ Ground Equipment Sales down 26% NEWS ■ While we cannot predict when or how the commercial aviation industry will recover from the impacts of COVID-19, we have taken several steps to preserve liquidity and to protect each business segment in order to capitalize on opportunities that will emerge as the economy and the aviation industry recovers. ■ For example, in April 2020 we secured a Paycheck Protection Program $8.2m loan under the CARES Act. The purpose of this loan is to maintain employee salaries through the economic disruption caused by COVID-19. This loan has a 1% interest rate, up to a 5-year maturity, and has the possibility of being forgiven upon application with the Treasury Department. 13

FINANCIAL HIGHLIGHTS Over the last six years, revenue has increased 181% and is more diversified. $236M* REVENUE 44% +181% SEGMENTS Commercial Aircraft & Engines Overnight Air Cargo $84M 34% Ground Support Equipment 62% 22% 38% FY14 FY20 *Excludes revenue in FY20 earned outside of our core segments. 14

OTHER Non-Operating Assets AIR T, INC.’s balance sheet includes $10.0 million of public and private securities, as of 3/31/20. AIR T, INC. Non-Operating Assets (In Millions) 3/31/20 Insignia Systems (ISIG) Stock – 3.5M Shares* $2.6 Oxbridge RE (OXBR) Stock – 0.5M Shares* $0.4 CCI Investment $3.4 Investments in BCCM Funds $0.3 TFS Partners LLC Investment $0.5 Other Investments $2.8 Total $10.0 *Based on closing price at 3/31/20 15

CAPITALIZATION TABLE AIR T, INC. DIRECT & GUARANTEED Interest Rate Maturity Date 3/31/2020 Revolver Prime - 1% 8/31/2021 $ - Term Loans 1mo LIBOR + 2%, 4.50% 1/1/2028 11.6 Corporate Headquarters Real Estate 1mo LIBOR + 2% 1/1/2028 1.5 AIR T, INC.’s capital Supplemental Revolver Greater of 1mo LIBOR +1.25% and 3% 6/30/2020 9.6 structure is designed to Contrail Guarantee 1.6 appropriately shape our Total Direct & Guaranteed $ 24.3 bet sizes; in part by Trust Preferred 8% 6/7/2049 12.9 utilizing non-recourse leverage NON- AIR T, INC. GUARANTEED Contrail Revolver 1mo LIBOR + 3% 9/5/2021 21.3 For example, AIR T Term 1mo LIBOR + 3.75% varies, 2021 21.0 guarantees Contrail’s Less Air T, Inc. Guarantee (1.6) Total Contrail 40.6 bank loans to a AirCo I Greater of 6.5% of Prime + 2% 8/31/2021 8.3 maximum limit of $1.6 Total Non-Air T, Inc. Guaranteed $ 49.0 million. Less: Unamortized Debt Issuance Costs (0.4) Total Debt & Preferreds 85.8 Cash & Restricted Cash (15.6) Net Debt $ 70.2 16

FINANCIAL HIGHLIGHTS Since 9/30/2013, the share price of AIRT has increased at 9.3% per annum*. *Reporting period 9/30/13 to 7/28/20, includes $4M Trust Preferred dividend to common shareholders 17

100 150 200 250 50 - FINANCIALHIGHLIGHTS 1994 1995 1996 1997 1998 1999 Revenue ($inMillions) Since 1994,our companyhas hada historyof 2000 2001 2002 long 2003 2004 2005 2006 - 2007 term and sustained financial health. 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 10 (4) (2) - 2 4 6 8 tied to our investment investment TechnologiesourDelphax in to tied largenon containedFY2017Note: 1994 1995 1996 1997 Operating Income ($ in Millions) 1998 1999 2000 2001 2002 2003 2004 - cash impairments impairments inventoryandwrite cash 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 - 2017 downs 2018 2019 18 2020

GROWTH STRATEGIES 19

GROWTH STRATEGIES Our four growth strategies are... ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Identify great marketable securities or alternative assets. ■ Create unique investment products and fund alongside third- party capital partnerships. 20

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support. 21

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... ■ Identifying and acquiring high- performing businesses with edge in the marketplace, which either complement our current portfolio or diversify into industries beyond aviation. 22

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio. 23

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers. 24